                                                                   EXHIBIT 10.36

                             INVESTMENT AGREEMENT
                             --------------------


     This Investment Agreement (the "Agreement") is entered into as of March 27,
                                     ---------
1998 by and among Fountain View, Inc., a Delaware corporation (the "Company"),
                                                                    -------
and Robert M. Snukal, Sheila Snukal, William C. Scott ("Scott"), Heritage Fund
                                                        -----
II, L.P. ("Heritage"), Heritage Investors II, L.L.C. ("Heritage Investors"),
           --------                                    ------------------
Heritage Fund II Investment Corporation ("HFIC"), HFV Holdings, LLC, Nassau
                                          ----
Capital Partners II L.P., NAS Partners I LLC, Paribas North America, Inc., Phoenix Home Life Mutual Insurance Company, PMI Mezzanine Fund, L.P., GS Private Equity Partners, L.P., GS Private Equity Partners Offshore, L.P. and Sutro Investment Partners V, LLC (collectively, the "Investors").
                                               ---------

                                 Introduction
                                 ------------

     This Agreement is being entered into in connection with the acquisition (the "Acquisition") of Summit Care Corporation ("Summit") by FV-SCC Acquisition
      -----------                                ------
Corp., a wholly-owned subsidiary of the Company (the "Sub").  The Acquisition
                                                      ---
will be structured as (i) a tender offer by the Sub for shares of Summit (the "Offer"), followed by (ii) a merger of the Sub into Summit (the "Merger"),
------                                                           ------
pursuant to an Agreement and Plan of Merger by and among Summit, the Company, the Sub and Heritage dated as of February 6, 1998 (the "Merger Agreement").
                                                        ----------------

     The Company will cause to be filed immediately prior to the purchase of shares of Summit stock pursuant to the Offer (the "Tender Closing") an amendment
                                                   --------------
to its Certificate of Incorporation (the "Amendment") reclassifying its capital
                                          ---------
stock and automatically converting the shares of its capital stock outstanding immediately prior to such amendment into shares of the reclassified capital stock of the Company. The Investors (other than HFIC) wish to invest certain amounts in the Company in return for shares of the reclassified capital stock of the Company, as more particularly described herein. HFIC wishes to purchase certain securities which may in turn be purchased by Scott and certain other parties.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1.  Recapitalization.  Effective at the respective times set forth
     ---------   ----------------
below, the stock ownership of the Company will be restructured, and the new investments specified in this Agreement will be made. This Agreement constitutes a plan of reorganization, and the transactions effected hereby are intended to qualify under Sections 351 and 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code").
                       ----

     Section 2.  Investments.  The Investors will make new cash and other
     ---------   -----------
investments in the Company, as set forth on Schedule A hereto, in exchange for
                                            ----------
the issuance by the Company of the securities (the "Securities") set forth on
                                                    ----------
Schedule A (the "Investment"), immediately prior to the Tender Closing, except
----------       ----------
that (a) Scott agrees to purchase those securities which are indicated on Schedule A as being purchased by HFIC on his behalf from HFIC at the effective
----------
time of the Merger, and (b) HFIC (or any other person or entity which HFIC may designate, and which may become an "Investor" hereunder by executing a counterpart of this Agreement) agrees to purchase certain of the Securities at the effective time of the Merger as set forth on Schedule A. Each purchase of
                                                 ----------
Series A Common Stock will be at a price of approximately $126.53 per share. Scott will purchase a portion of the Securities to be acquired by him for a promissory note in a form acceptable to the Company.

     Section 3.  Closing.  The closing of the Investments will take place at the
     ---------   -------
times specified above. The Company will give at least 24 hour telephonic or written notice of the date and time of closing. At closing, subject to the satisfaction or waiver of the conditions set forth in Section 7, (a) all payments to be made by the Investors will be made by wire transfer of immediately available funds to an account designated by the Company, (b) the Company and each Investor named in such agreements will execute (i) the Stockholders Agreement in the form of Exhibit 3(b)(i) hereto (the "Stockholders
                                      ---------------              ------------
Agreement") and (ii) the Registration Rights Agreement in the form of Exhibit
---------                                                             -------
3(b)(ii) hereto (the "Registration Rights Agreement"), and (c) the Company will
--------              -----------------------------
issue to the Investors certificates representing the Securities acquired. The closing will be conducted in person (if necessary), at a site designated by the Company, or by mail, facsimile and delivery service.

     Section 4.  Representations and Warranties of the Company. The Company
     ---------   ---------------------------------------------
represents and warrants to the Investors as follows:

          (a)  Organization and Standing.  The Company is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware.

          (b)  Charter and By-Laws.  The copies of the Certificate of
               -------------------
Incorporation, as amended, and the By-Laws, as amended, of the Company furnished to the Investors are true and correct in all respects. As of the Tender Closing, the Company will amend its Certificate of Incorporation in the form attached as Exhibit 4(b) hereto.
            ------------

          (c) Authorization.  This Agreement, the Amendment, the Stockholders
              -------------
Agreement and the Registration Rights Agreement (the "Related Agreements") have
                                                      ------------------
been duly authorized, executed and delivered by the Company and constitute the valid and binding obligations of the Company enforceable in accordance with their terms.

          (d) No Conflicts.  The execution and delivery of this Agreement and
              ------------
the Related Agreements and the issuance of the Securities to the Investors as contemplated hereby will not (i) require any consent, authorization or approval of or filing with any governmental entity or third party, or (ii) result in any violation of, be in conflict with or constitute a default under, the charter or by-laws of the Company or any law, statute, regulation, ordinance, contract, agreement, instrument, judgment, decree or order to which the Company is a party or by which the Company is bound.

          (e) Compliance with Securities Laws.  Subject to the accuracy of the
              -------------------------------
representations and warranties of the Investors contained in Section 5 hereof, the offer and sale of the Securities to the Investors hereunder constitute transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act") and any applicable
                                                --------
state securities and blue sky laws.

          (f) Terms of Investment.  The Company has not granted any of the
              -------------------
Investors (other than Heritage, Mr. and Mrs. Snukal and Mr. Scott) terms or conditions relating to their investment in the Company which are more favorable than the terms or conditions granted to any of the other Investors, except as expressly set forth in this Agreement or the Related Agreements.

          (g) Capitalization.  After giving effect to the transactions
              --------------
contemplated by this Agreement, (i) Schedule B hereto sets forth all of the
                                    ----------
outstanding shares of capital stock of the Company, (ii) except as set forth in Schedule B hereto, there will be no outstanding options, warrants, convertible
----------
securities and other rights which may afford any person or entity the right to acquire shares of any class of capital stock of the Company, or any stock appreciation or phantom stock rights or arrangements, (iii) the Company will have no obligation (contingent or otherwise) to repurchase any shares of its outstanding capital stock, other than as set forth in its Certificate of Incorporation or in the Stockholders Agreement, and (iv) the Securities will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and free to the holders thereof of any liens, encumbrances and restrictions (other than under applicable securities laws or the provisions of this Agreement or the Related Agreements).

          (h) Use of Proceeds.  The Company shall use the proceeds of the
              ---------------
Investment solely to fund the obligations of the Company or its subsidiaries relating to the Offer or the Merger, to refinance indebtedness of the Company or its subsidiaries, and for working capital.

          (i) Litigation.  There are no suits, proceedings or investigations
              ----------
pending or, to the Company's knowledge, threatened against or affecting the Company or any of its subsidiaries with respect to the issuance of the Securities hereunder or seeking to enjoin or challenge the consummation thereof.

          (j) Registration Rights.  Except for registration rights granted
              -------------------
pursuant to the Registration Rights Agreement to the Investors and certain other parties, the Company has not granted any person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person.

          (k) Brokers.  The Company has not dealt with any broker, finder,
              -------
commission agent or other similar person in connection with the offer or sale of the Securities to the Investors, and the Company is under no obligation to pay any broker's fee, finder's fee, or commission in connection with such offer and sale.

     Section 5.  Representations and Warranties of the Investors. Each of the
     ---------   -----------------------------------------------
Investors hereby represents and warrants severally and not jointly to the Company and each holder of its securities as follows, and each Investor acknowledges that the Investor has full knowledge that such persons intend to rely on such representations and warranties:

          (a) Review and Agreements.  THE INVESTOR HAS READ CAREFULLY AND
              ---------------------
UNDERSTANDS THIS AGREEMENT AND THE OTHER AGREEMENTS REFERRED TO HEREIN, AND HAS CONSULTED SUCH INVESTOR'S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENTS CONTEMPLATED HEREBY AND THEIR SUITABILITY FOR THE INVESTOR.

          (b) Access to Information.  The Company has made available to the
              ---------------------
Investor, during the course of this transaction and prior to the acquisition of any Securities, the books and records of the Company and the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the Securities and the business, affairs, operations and finances of the Company and any other matters relevant to this investment.

          (c) Long-Term Investment.  The Investor understands that the Investor
              --------------------
must bear the economic risk of his investment for an indefinite period of time; that the Securities have not been registered under the 1933 Act and, therefore, cannot be resold unless they are subsequently registered under the 1933 Act or unless exception from such registration is available; that the Investor is purchasing the Securities for investment for the account of the Investor and not with a view toward resale or other distribution thereof (except with respect to HFIC); that the Investor agrees not to resell or otherwise dispose of all or any part of the Securities acquired by the Investor, except as permitted by law, including, without limitation, any regulations under the 1933 Act; that the Company does not have any intention of registering the Securities under the 1933 Act or of supplying the information which may be necessary to enable the Investor to sell any Securities; and that Rule 144 under the 1933 Act may not be available as a basis for exemption from registration of any Securities thereunder until at least two years from the date of acquisition of the Securities.

          (d) Suitability.  With respect to each Investor that is an individual:
              -----------
(i) such Investor has adequate means of providing for his or her current and future needs and personal contingencies and has no need for liquidity in connection with his or her acquisition of the Securities; (ii) such Investor's overall commitment to investments which are not readily marketable is not disproportionate to his or her net worth, and his or her investment in the Securities will not cause such overall commitment to become excessive; (iii) such Investor can afford a complete loss of his or her investment in the Securities; (iv) such Investor has evaluated the risks of purchasing the Securities, and has determined that the Securities are a suitable investment for him or her: and (v) such Investor has such knowledge and experience in financial, securities, investments and business matters that he or she is capable of evaluating the merits and risks of his or her acquisition of the Securities.

          (e) Accredited Investor.  The Investor is an "accredited investor"
              -------------------
within the meaning of Regulation D promulgated under the 1933 Act.

     Section 6.  Restrictions on Transfer.  Each certificate representing the
     ---------   ------------------------
Securities shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE
     SECURITIES UNDER SAID

     ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     Section 7.  Conditions to Closing.  The obligation of each of the Investors
     ---------   ---------------------
hereunder to purchase the Securities is subject to the satisfaction at or prior to the closing of the following conditions:

          (a) Representations and Warranties True.  The representations and
              -----------------------------------
warranties contained in Section 4 shall be true and accurate in all material respects on and as of the date of the Tender Closing with the same effect as though made on and as of such date.

          (b) No Material Adverse Change.  There shall not have been a material
              --------------------------
adverse change in the business, financial condition or results of operations of the Company from March 1, 1998 through the date of the Tender Closing.

          (c) Tender Offer.  The conditions precedent to the consummation of
              ------------
the Offer shall have been satisfied, and there shall have been no increase in the price to be paid by the Sub over $21.00 per share.

          (d) Execution of Related Agreements.  The Company, the Investors and
              -------------------------------
the other parties thereto shall have executed and delivered the Related Agreements.

          (e) Receipt of All Investments.  The Company shall have received the
              --------------------------
consideration specified on Schedule A from each of the other Investors (except
                           ----------
HFIC and Mr. Scott).

          (g) Opinion of Counsel to Company.  The Investors shall have received
              -----------------------------
an opinion of Choate, Hall & Stewart, counsel for the Company, dated as of date of the closing, in the form of Exhibit C hereto.
                               ---------

     Section 8.  Miscellaneous.
     ---------   -------------

          (a) This Agreement supersedes and overrides all other agreements among some or all of the parties with respect to the matters covered hereby (other than the surviving representations, warranties, indemnities and related provisions of the Stock Purchase and Contribution Agreement dated as of July 24, 1997 among the Company, the Robert and Sheila Snukal, HFIC and certain other parties). If the Merger Agreement is terminated before the Tender Closing, this Agreement will terminate, and be of no further force or effect. This Agreement is governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (excluding its conflicts of laws principles). Jurisdiction of any litigation arising under this Agreement shall be in California.

          (b) The representations and warranties contained herein this Agreement shall survive the execution, delivery and performance of this Agreement.

          (c) This Agreement or any term hereof may not be amended or waived except with the written consent of (i) the Company, (ii) Heritage and (iii) a majority-in-interest of the other Investors as to which the effect of such amendment or waiver (A) differs in a material and adverse manner from the effect on Heritage, or (B) would eliminate any of the material rights of such Investors provided for in this Agreement or create any material additional obligation for such Investors. Notwithstanding the foregoing, any waiver, modification or amendment which requires any Investor to make additional cash contributions to the Company shall require the consent of such Investor.

          (d) This Agreement may be executed in two or more counterparts, and with counterpart signature pages each of which shall be deemed an original, and all of such counterparts together constitute but one and the same agreement. One or more counterparts may be delivered by facsimile with the same force and effect as an original.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date set forth above.

FOUNTAIN VIEW, INC.


By: /s/ Robert M. Snukal            /s/ Robert M. Snukal
   -----------------------------    --------------------------------
                    (Title)         Robert M. Snukal


/s/ William C. Scott                /s/ Sheila Snukal
--------------------------------    --------------------------------
William C. Scott                    Sheila Snukal


HERITAGE INVESTORS II, L.L.C.       HERITAGE FUND II, L.P.
By Heritage Partners Management     By HF Partners II, L.L.C.,
   Company, Inc., its manager          its general partner


By: [SIGNATURE ILLEGIBLE] ^^        By: [SIGNATURE ILLEGIBLE] ^^
   -----------------------------    --------------------------------
                     (title)                              (title)


HERITAGE FUND II                    HFV HOLDINGS, LLC
INVESTMENT CORPORATION
                                    By:
                                       -----------------------------
                                       its Manager

By: [SIGNATURE ILLEGIBLE] ^^        By: /s/ Andrew II. McQuarrie
   -----------------------------       -----------------------------
                     (title)           Andrew II. McQuarrie (title)
                                       Vice President

NASSAU CAPITAL PARTNERS II, L.P.    PARIBAS NORTH AMERICA, INC.
By Nassau Capital L.L.C.,
  ------------------------------
   its general partner


By: /s/ John G. Quigley             By: John G. Martinez
   -----------------------------       -----------------------------
   John G. Quigley   (title)           John G. Martinez   (title)
   Member                              Financial Controller


PHOENIX HOME LIFE                   PMI MEZZANINE FUND, L.P.

MUTUAL INSURANCE COMPANY            By: Pacific Mezzanine Investors, L.L.C.

                                       its general partner


By: John H. Beer                    By: /s/ Schuyler G. Lance
   -----------------------------       -----------------------------
                     (title)           Schuyler G. Lance  (title)
                                       Principal

GS PRIVATE EQUITY                   GS PRIVATE EQUITY
PARTNERS, L.P.                      PARTNERS OFFSHORE, L.P.
By GS Private Equity                By GS Private Equity Management
  ------------------------------      ------------------------------
    Management, LLC                     Offshore, Inc.
    ---------------                     --------------
   its general partner                    its general partner


By: GSAM ?anpar, LLC (its Management member)


By: /s/ Donald Opatrny              By: /s/ Donald Opatrny
   -----------------------------       -----------------------------
    Director         (title)            Director          (title)


SUTRO INVESTMENT PARTNERS V, LLC    NAS PARTNERS I, LLC
By _____________________,           By JOHN G. QUIGLEY
                                       -----------------------,
its Manager                            its Manager

By: [SIGNATURE ILLEGIBLE] ^^        By: [SIGNATURE ILLEGIBLE] ^^
   -----------------------------       -----------------------------
   President          (title)                              (title)


     The undersigned, Karen B. Kaplan, spouse of William Scott, hereby consents to the foregoing agreement.


                                    /s/ Karen B. Kaplan
                                    ____________________________
                                    Karen B. Kaplan

                                   SCHEDULE A
                                   ----------

---------------------------------------------------------------------
       Investor             Consideration       Securities Acquired
----------------------  ---------------------  ----------------------
---------------------------------------------------------------------
Heritage Fund II,       $42,021,000 cash       332,101 shares of
L.P.                                           Series A Common Stock
---------------------------------------------------------------------
Heritage Investors      $42,000 cash           332 shares of Series
II, L.L.C.                                     A Common Stock
---------------------------------------------------------------------
Robert M. and Sheila    $5,000,000 cash (for   39,516 shares of
Snukal                  Series A shares)       Series A Common Stock

                        $6,259 (for Series B   62,599 shares of
                        shares)                Series B Common Stock
---------------------------------------------------------------------
William C. Scott        $1,437,000 cash (for   11,357 shares of
(HFIC on an interim     11,357 Series A        Series A Common Stock
basis for 11,357        shares)                (to be initially
shares of Series A                             purchased by HFIC)
Common Stock)           $2,530,600 in a
                        promissory note (for   20,000 shares of
                        20,000 Series B        Series A Common Stock
                        shares)
                                               51,603 shares of
                        $5,160 (for Series B   Series B Common Stock
                        shares)
---------------------------------------------------------------------
Heritage Fund II        $15,000,000 cash       15,000 shares of
Investment                                     Series A Preferred
Corporation                                    Stock
                                               (to be purchased at
                                               the effective time of
                                               the Merger)

                                               Warrants to purchase
                                               71,119 shares of
                                               Series C Common
                                               Stock, at an exercise
                                               price of $0.01 per
                                               share
                                               (to be purchased at
                                               the effective time of
                                               the Merger)
---------------------------------------------------------------------
HFV Holdings, LLC       $2,000,000 cash        15,806 shares of
                                               Series A Common Stock
---------------------------------------------------------------------
Nassau Capital          $4,969,098.40 cash     39,272 shares of
Partners II L.P.                               Series A Common Stock
---------------------------------------------------------------------
NAS Partners I LLC      $30,901.60 cash        244 shares of Series
                                               A Common Stock
---------------------------------------------------------------------
Paribas North           $5,000,000 cash        39,516 shares of
America, Inc.                                  Series A Common Stock
---------------------------------------------------------------------

---------------------------------------------------------------------
Phoenix Home Life       $2,000,000 cash        15,806 shares of
Mutual Insurance                               Series A Common Stock
Company
---------------------------------------------------------------------
PMI Mezzanine Fund,     $7,500,000 cash        59,274 shares of
L.P.                                           Series A Common Stock
---------------------------------------------------------------------
GS Private Equity       $6,755,920 cash        53,393 shares of
Partners, L.P.                                 Series A Common Stock
---------------------------------------------------------------------
GS Private Equity       $3,244,080 cash        25,639 shares of
Partners Offshore,                             Series A Common Stock
L.P.
---------------------------------------------------------------------
Sutro Investment        $2,000,000 cash        15,806 shares of
Partners V, LLC                                Series A Common Stock
---------------------------------------------------------------------

                                  SCHEDULE B
                                  ----------

                              FOUNTAIN VIEW, INC.
                      Securities Outstanding After Merger

                                            Series A      Series B      Series C     Series A
                                             Common        Common        Common      Preferred
                                            --------      --------      --------     ---------
Heritage Fund II L.P.                        525,633

Heritage Fund II                                                        71,119(W)      15,000
Investment Corporation

Heritage Investors II                            429
L.L.C.

Robert and Sheila Snukal                     149,484        62,599

Keith Abrahams                                 8,294

Stacy Abrahams                                 8,294

Joshua Snukal                                  8,294

William Scott                                 11,357        51,603
                                              20,000(N)

GS Private Equity                             53,393
Partners, L.P.

GS Private Equity                             25,639
Partners Offshore, L.P.

HFV Holdings, LLC                             15,806

Nassau Capital Partners                       39,272
II L.P.

NAS Partners I LLC                               244

PMI Mezzanine Fund, L.P.                      59,274

Paribas North America,                        39,516
Inc.

Phoenix Home Life Mutual                      15,806
Insurance Company

Sutro Investment Partners                     15,806
V, LLC

Deborah Wickersham                               138

Joan Chandler                                    138

Rosella Felipe                                   138

Rolando Abrina                                   138

John Padama                                      138

Myles Andrews                                    277

Martin Axel                                      277

------------------------------------------------------------------------------------
                           Series A     Series B       Series C        Series A
                           --------     --------       --------
                            Common       Common         Common         Preferred
                            ------       ------         ------         ---------
------------------------------------------------------------------------------------
Norbalita Sapiandante         277
------------------------------------------------------------------------------------
Consolacion Padama            277
------------------------------------------------------------------------------------
Barbara Gale                  277
------------------------------------------------------------------------------------
Debra Bowman                  692
------------------------------------------------------------------------------------
Robin Necke                   692
                        ---------       -------         ------         ------
------------------------------------------------------------------------------------
                        1,000,000       114,202         71,119         15,000
------------------------------------------------------------------------------------

W = Warrant
N = Exchanged for Note